UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 18, 2009

SKYE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-27549	88-0362112
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7701 E. Gray Rd., Suite 104 Scottsdale AZ 85260

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (480) 993-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                      REGULATION FD DISCLOSURE

On February 18, 2009, the Registrant released a President’s Letter to Shareholders, dated February 18, 2009, a copy of which is attached hereto as Exhibit 99.1

ITEM 8.01                      OTHER EVENTS

On February 18, 2009, the Registrant issued and mailed to all registered shareholders a President’s Letter to Shareholders, dated February 18, 2009, a copy of which is attached hereto as Exhibit 99.1.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

Exhibit Number	Exhibit Title of Description

99.1	SKYE International Inc. President’s Letter to Shareholders, dated February 18, 2009.

The attached President’s Letter to Shareholders is neither an offer to sell, nor a solicitation of offers to purchase securities. This Shareholder Letter contains forward-looking statements within the meaning of the federal securities laws, including statements concerning product development activities and sales and licensing activities. Such forward-looking statements are not guarantees of future performance, are sometimes identified by words of condition such as "should,""may," "expects" or "intends," and are subject to a number of risks and uncertainties, known and unknown, that could cause actual results to differ materially from those intended or anticipated. Such risks include, without limitation: the possibility that the market will not respond positively to the Company’s products, that early interest in the Company or its products will fail to result in commercially viable products, challenges arising from competition, problems encountered in commercializing technologies, such as the Company’s Paradigm technology, the potential of undetected infringing technology or non-infringing competitive technologies, difficulties experienced in product development, roadblocks experienced in sales and marketing activities, longer than expected sales processes, difficulties in recruiting knowledgeable and experienced personnel, possible problems in ramping up product production, potential problems in protecting the Company's intellectual property, and problems securing the necessary financing to continue business operations. Further information concerning these and other risks are included in the Company's filings with the Securities and Exchange Commission, including the Company's most recent Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2008. The Company undertakes no obligation to update or revise such forward-looking statements to reflect events or circumstances occurring after the date of this Shareholder Letter.

Pursuant to General Instruction B.2 of Form 8-K, the information included in this Current Report on Form 8-K under Item 7.01 is "furnished" and not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability provisions of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. References to the Company's website do not incorporate by reference the information on such website into this Current Report on Form 8-K and the Company disclaims any such incorporation by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYE INTERNATIONAL, INC

Date: February 18, 2009	By:	/s/ Thaddeus (Ted) Marek
Name: Thaddeus (Ted) Marek
Title: Secretary & CFO